UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(b):

On August 4, 2022, Eagle Materials Inc. (“Company”) received resignation letters from directors F. William Barnett and Ed H. Bowman. Their resignations were effective upon the certification of the results of the election of directors at the Annual Meeting. Messrs. Barnett and Bowman each indicated that his decision to resign follows the Company’s director retirement policy and does not arise from any disagreement on any matter related to the Company’s operations, policies or practices.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on August 5, 2022. At the Annual Meeting, George J. Damiris, Martin M. Ellen and David B. Powers were elected to the Board of Directors by the holders of the Company’s Common Stock, par value $0.01 per share, to serve until the 2025 Annual Meeting of Stockholders. The Company’s stockholders also approved an advisory resolution regarding the compensation of the Company’s named executive officers, as well as the expected appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2023. Voting results for the director nominees and the other proposals are summarized below:

Election of Class I Directors

	Number of Shares of Common Stock
Director Nominee	For	Against	Abstain	Broker Non-Votes
George J. Damiris	31,935,596	1,673,704	11,544	1,830,220
Martin M. Ellen	27,499,657	5,880,193	240,994	1,830,220
David B. Powers	31,599,181	2,011,143	10,520	1,830,220

Margot L. Carter, Michael R. Nicolais, Mary P. Ricciardello and Richard R. Stewart continue to serve as directors with a term expiring in 2023. Richard Beckwitt, Mauro Gregorio and Michael R. Haack continue to serve as directors with a term expiring in 2024.

Approval of an advisory resolution regarding the compensation of the Company’s named executive officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
31,478,231	1,844,461	298,152	1,830,220

Approval of Ernst & Young LLP as the Independent Auditors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
34,571,771	853,127	26,166	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Matt Newby
Matt Newby Executive Vice President, General Counsel and Secretary

Date: August 8, 2022